UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019 (August 19, 2019)

Gadsden Properties, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 North Hayden Road, Suite 235, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480-530-3495
(Registrant’s telephone number, including area code)

FC Global Realty Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2019, FC Global Realty Incorporated (the “Company”) filed an Amendment to its Amended and Restated Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State to, among other things (i) change the name of the Company to “Gadsden Properties, Inc.”; (ii) increase the number of authorized shares of the Company’s Common Stock from 500,000,000 shares to 5,000,000,000 shares; and (iii) add certain provisions restricting ownership and transfer of shares to comply with requirements under the Internal Revenue Code for a real estate investment trust (“REIT”). At this time, the Company will continue to trade its stock under the symbol “FCRE” on the OTC Pink Sheets. The Company anticipates changing that symbol in the near future.

Restrictions on Ownership and Transfer of Shares

Although the Company is not currently a REIT, it intends to qualify as a REIT for U.S. Federal income tax purposes commencing with its taxable year ending December 31, 2020. In order to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), the Company’s stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year; and at any time during the last half of a taxable year (other than the first year for which an election to be a REIT has been made), not more than 50% of the value of the outstanding shares of stock (after taking into account options to acquire shares of stock) may be owned, directly, indirectly or through attribution, by five or fewer individuals (for this purpose, the term “individual” under the Code includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but generally does not include a qualified pension plan or profit sharing trust).

The Amendment contains restrictions on ownership and transfer of the Company’s stock that are intended, among other purposes, to assist the Company in complying with these requirements to qualify and thereafter continue to qualify as a REIT. These restrictions will be effective commencing on the date on which a registration statement on Form S-11 is declared effective by the SEC and until the Company’s board of directors determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT, or that compliance with the restrictions and limitations on ownership and transfers is no longer required in order for the Company to qualify as a REIT.

These limitations include that, subject to the exceptions in the discretion of the board of directors, no person or entity may actually or beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than the Applicable Amount (as defined below), or other applicable amount given any ownership in excess of such amount that has been approved by the board of directors, of the outstanding shares of Common Stock, Preferred Stock or more than the Applicable Amount of the aggregate of the outstanding shares of all classes and series of stock. These restrictions are referred to as an “ownership limit” and collectively as the “ownership limits.” A person or entity that would have acquired actual, beneficial or constructive ownership of stock but for the application of the ownership limits or any of the other restrictions on ownership and transfer of stock discussed below is referred to as a “prohibited owner.” Under the provisions of the Amendment, the term “Applicable Amount” is defined to be not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of capital stock, or such other percentage determined by the board of directors.

The constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than the Applicable Amount of Common Stock (or the acquisition of an interest in an entity that owns, actually or constructively, Common Stock) by an individual or entity could, nevertheless, cause that individual or entity, or another individual or entity, to own constructively in excess of the Applicable Amount of outstanding Common Stock and thereby violate the applicable ownership limit.

The board of directors may increase or decrease the ownership limits, except that a decreased ownership limit will not be effective for any person whose actual, beneficial or constructive ownership of stock exceeds the decreased ownership limit at the time of the decrease until the person’s actual, beneficial or constructive ownership of stock equals or falls below the decreased ownership limit, although any further acquisition of stock will violate the decreased ownership limit. The board may not increase or decrease any ownership limit if the new ownership limit would cause the Company to fail to qualify as a REIT.

These provisions further prohibit:

●	any person from actually, beneficially or constructively owning shares of stock that could result in the Company being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Company to fail to qualify as a REIT (including, but not limited to, actual, beneficial or constructive ownership of shares of stock that could result in (i) the Company owning (actually or constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code, or (ii) any manager of a “qualified lodging facility” within the meaning of Section 856(d)(9)(D) of the Code or a “qualified health care facility” within the meaning of Section 856(e)(6)(D)(i) of the Code, leased by the Company to one of its taxable REIT subsidiaries failing to qualify as an “eligible independent contractor” within the meaning of Section 856(d)(9)(A) of the Code, in each case if the income derived from such tenant or such taxable REIT subsidiary, taking into account the Company’s other income that would not qualify under the gross income requirements of Section 856(c) of the Code, would cause the Company to fail to satisfy any the gross income requirements imposed on REITs); and

●	any person from transferring shares of stock if such transfer would result in shares of the Company’s stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code).

Any person who acquires or attempts or intends to acquire actual, beneficial or constructive ownership of shares of stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of stock described above must give written notice immediately to the Company or, in the case of a proposed or attempted transaction, provide the Company at least fifteen (15) days prior written notice, and provide the Company with such other information as it may request in order to determine the effect of such transfer on the Company’s status as a REIT.

Pursuant to the Amendment, if any purported transfer of stock or any other event would otherwise result in any person violating the ownership limits or such other limit established by the board, or could result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the number of shares causing the violation (rounded up to the nearest whole share) will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the Company. The prohibited owner will have no rights in shares of the stock held by the trustee. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in the transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Company’s discovery that the shares had been automatically transferred to a trust as described above, must be repaid to the trustee upon demand. In addition, the board is authorized to take such actions as it deems necessary or advisable in preserving the Company’s qualification as a REIT.

Shares of stock transferred to the trustee are deemed offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer of shares to the trust (or, if the event that resulted in the transfer to the trust did not involve a purchase of such shares at market price, the market price of such shares on the day of the event that resulted in the transfer of such shares to the trust) and (ii) the market price on the date the Company, or its designee, accepts such offer. The Company will be required to reduce the amount payable to the prohibited owner by the amount of dividends and other distributions paid to the prohibited owner and owed by the prohibited owner to the trustee. The Company will pay the amount of such reduction to the trustee for the benefit of the charitable beneficiary. The Company will have the right to accept such offer until the trustee has sold the shares of stock held in the trust. Upon a sale to the Company, the interest of the charitable beneficiary in the shares sold terminates and the trustee must distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee with respect to such stock will be paid to the charitable beneficiary.

If the Company does not buy the shares, the trustee must, within twenty (20) days of receiving notice from the Company of the transfer of shares to the trust, sell the shares to a person or persons, designated by the trustee, who could own the shares without violating the ownership limits or other restrictions on ownership and transfer of the Company’s stock. Upon such sale, the trustee must distribute to the prohibited owner an amount equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, in the event of a gift, devise or other such transaction, the last sales price reported on the applicable stock market or exchange on the day of the transfer or other event that resulted in the transfer of such shares to the trust) and (ii) the market price on the date that the trustee, or its designee, accepts such offer. The trustee will reduce the amount payable to the prohibited owner by the amount of dividends and other distributions paid to the prohibited owner and owed by the prohibited owner to the trustee. Any net sales proceeds in excess of the amount payable to the prohibited owner will be immediately paid to the charitable beneficiary, together with any dividends or other distributions thereon. In addition, if, prior to discovery by the Company that shares of stock have been transferred to the trustee, such shares of stock are sold by a prohibited owner, then such shares shall be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares that exceeds the amount that such prohibited owner was entitled to receive, such excess amount shall be paid to the trustee upon demand.

The trustee will be designated by the Company and will be unaffiliated with any prohibited owner. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the charitable beneficiary, all dividends and other distributions paid by the Company with respect to such shares, and may exercise all voting rights with respect to such shares for the exclusive benefit of the charitable beneficiary.

Every owner of 5% or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of the Company’s stock, within thirty (30) days after the end of each taxable year, must give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of its stock that the owner beneficially owns and a description of the manner in which the shares are held. Each such owner also must provide the Company with any additional information that it requests in order to determine the effect, if any, of the person’s actual or beneficial ownership on the Company’s status as a REIT and to ensure compliance with the ownership limits. In addition, any person that is an actual, beneficial or constructive owner of shares of the Company’s stock and any person (including the stockholder of record) who is holding shares of its stock for an actual, beneficial or constructive owner must, on request, disclose to the Company such information as it may request in good faith in order to determine the Company’s status as a REIT and comply with requirements of any taxing authority or governmental authority or determine such compliance.

The Company’s board of directors may exercise the discretion noted above during the period that the Company is not qualified as a REIT so that it is able to qualify as a REIT commencing on the taxable year that the board of directors so determines that the Company should elect to be taxed as a REIT.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amendment to the Amended and Restated Articles of Incorporation of FC Global Realty Incorporated filed April 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2019	GADSDEN PROPERTIES, INC.

/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

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